Exhibit 10.46

FIRST AMENDMENT TO PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AGREEMENT (the “Amendment”) is made effective February 29, 2012 (the “Effective Date”) by and between STONEGATE PROFESSIONAL PROPERTIES, L.P., a Texas limited partnership (“Seller”) and HC-2501 W WILLIAM CANNON DR, LLC, a Delaware limited liability company (“Purchaser”).

RECITALS

A. Seller and Buyer entered into that certain Purchase Agreement (the “Contract”) for a certain real property, improvements thereon, and leases located at 2501 West William Cannon Drive, Buildings 3, 4 and 5, Austin, Texas (the “Property”).

B. The parties have agreed to the following in connection with the Conditions Precedent.

NOW THEREFORE, for ten dollars ($10.00) and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Recitals. The foregoing Recitals are true and correct and are incorporated herein by reference. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Contract.

2. Conditions Precedent. Section 9.05 of the Contract is amended by inserting following after subparagraph (e).

(f) All Tenants occupying any portion of attic space shall have completely vacated such space prior to Closing. All attic space must be free and clear of any occupancy and in “broom clean” condition as of closing, except that such space may be used for climate controlled or non-climate controlled storage pursuant to the terms of the Declarations of Covenants, Conditions and Restrictions recorded at document #2004233570, as amended.

3. Ratification. Except as modified hereby, all terms and conditions of the Agreement remain in full force and effect and are hereby ratified and confirmed.

4. Counterparts. This Amendment may be executed in one or more counterparts and transmitted via facsimile, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals effective as of the Effective Date.

WITNESSES:	PURCHASER:

/s/April Tutor April Tutor /s/ Elizabeth Fay Elizabeth Fay

HC-2501 W WILLIAM CANNON DR, LLC, a Delaware limited liability company

By:  Carter Validus Operating Partnership, LP, a Delaware limited partnership

By:  Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

By: /s/ John Carter

      John Carter

      CEO

SELLER: STONEGATE PROFESSIONAL PROPERTIES, L.P., a Texas limited partnership
By: Stonegate Professional Properties Management, L.L.C., a Texas limited liability company, its general partner By: /s/ Matt McCarthy Matt McCarthy Manager

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